Exhibit 10.78

SECOND AMENDMENT TO PURCHASE CONTRACT

     THIS SECOND AMENDMENT TO PURCHASE CONTRACT (the “Amendment”) is entered into effective as of March 9, 2005, by and between NBS LOUDOUN GATEWAY IV, L.L.C., a Delaware limited liability company (“Seller”), and CARR CAPITAL CORPORATION, a District of Columbia corporation (“Buyer”).

RECITALS

     A. Seller and Buyer entered into that certain Purchase Contract dated as of February 14, 2005 relating to certain property located at 22980 Indian Creek Drive, Sterling Virginia (the “Agreement, as amended”).

     B. The parties to this Amendment desire to amend the Agreement to extend the Inspection Period, upon the terms and conditions set forth below.

AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Incorporation of Recitals. The foregoing recitals are fully incorporated herein by this reference as if fully set forth at this point.

          2. Extension of Inspection Period. The Inspection Period (as defined in Section 1.2(d) of the Agreement) shall be and hereby is extended to 5:00 p.m. (local time at the Property) on March 10, 2005. All references in the Agreement to the Inspection Period shall refer to the Inspection Period as so extended. Without limiting the generality of the foregoing, Purchaser’s right to terminate the Agreement before the end of the Inspection Period pursuant to Section 2.3 of the Agreement, shall refer to the Inspection Period as so extended.

          3. Full Force and Effect; Definitions; Counterparts. Except as amended hereby, the Agreement remains in full force and effect, any previous termination of the Agreement being hereby revoked. All capitalized terms used herein which are not defined herein shall have the same meanings ascribed to them in the Agreement. This Amendment may be signed in identical counterparts and by the exchange of faxed signatures.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

SELLER:

NBS LOUDOUN GATEWAY IV, L.L.C., a Delaware limited liability company

By:	18 Chai Corp., an IL corp., its manager

By:

Vice President

PURCHASER:

CARR CAPITAL CORPORATION, a District of Columbia corporation

By:	/s/ Clinton D. Fisch

Clinton D. Fisch Principal

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